EXHIBIT 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify that to the best of our knowledge:

1. this annual report on Form 20-F of BT Group plc fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in this annual report fairly presents, in all material respects, the financial condition and results of operations of BT Group plc.

Date: May 19 2004		/s/ B. Verwaayen
	Name:	Bernardus Verwaayen
	Title:	Chief Executive

Date: May 19 2004		/s/ I. Livingston
	Name:	Ian Livingston
	Title:	Group Finance Director